FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 2006

            CWHEQ Revolving Home Equity Loan Trust, Series 2006-G
            -----------------------------------------------------
                      (Exact name of the issuing entity)
                Commission File Number of the issuing entity:
                                333-132375-07

                                 CWHEQ, Inc.
                                 -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                            depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
           (Exact name of the sponsor as specified in its charter)

                    Delaware                          87-0698310
                    --------                          ----------
           (State or Other Jurisdiction              (I.R.S. Employer
       of Incorporation of the depositor)       Identification No. of the
                                                        depositor)

               4500 Park Granada
             Calabasas, California                       91302
             ---------------------                       -----
             (Address of Principal                    (Zip Code)
          Executive Offices of the depositor)

     The depositor's telephone number, including area code (818) 225-3240
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8
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Item 8.01. Other Events.
---------  ------------

Filing of Certain Materials
---------------------------

      In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2006-G of Revolving Home Equity Loan Asset Backed Notes, Series 2006-G (the "Notes"), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the legality of the Notes. The Opinion is annexed hereto on
Exhibit 8.1.

Section 9
---------

Item 9.01. Financial Statements, Pro Forma Financial
----------------------------------------------------
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

         8.1  Opinion of Sidley Austin LLP regarding the legality of the Notes.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWHEQ, INC.



                                            By: /s/ Darren Bigby
                                                ----------------
                                                Name:   Darren Bigby
                                                Title:  Vice President



Dated:  August 30, 2006

                                 Exhibit Index

Exhibit
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8.1     Opinion of Sidley Austin LLP regarding the legality of the Notes